UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 14, 2007
Hansen Medical, Inc.
(Exact name of registrant as specified in charter)

Delaware		14-1850535
(State or other jurisdiction of incorporation)	(Commission File Number) 001-33151	(I.R.S. Employer Identification No.)
380 North Bernardo Avenue
Mountain View, California 94043
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 10.22

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2007 Salary Information for Named Executive Officers
     On February 14, 2007, the Board of Directors of Hansen Medical, Inc. (the “Company”) approved, upon the recommendation of the Compensation Committee, annual salaries for 2007 for the Company’s “named executive officers” (as defined under applicable securities laws). The 2007 salary information for the named executive officers is set forth on Exhibit 10.22 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On February 14, 2007, the Company, pursuant to resolutions of its Board of Directors, amended and restated its bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws, effective immediately upon adoption of such resolutions, revise Sections 34 and 36(a) of the Amended and Restated Bylaws to expressly permit book-entry shares, pursuant to rules of the Nasdaq Global Market. A copy of the Amended and Restated Bylaws is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Registrant.

10.22	2007 Executive Compensation Information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Hansen Medical, Inc. (Registrant)
Date: February 16, 2007	/s/ Steven M. Van Dick
Steven M. Van Dick
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Registrant.

10.22	2007 Executive Compensation Information.